EXHIBIT 10.26*







* CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE SYMBOL "^" HAS BEEN USED IN THE EXHIBIT TO INDICATE WHERE CONFIDENTIAL PORTIONS OF THE TEXT HAVE BEEN OMITTED FROM THE EXHIBIT AND FILED SEPARATELY, ON A CONFIDENTIAL BASIS, WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                      March 15, 1996

Neal H. Edelson, Esq.
BMG Video
Vice President, Business and Legal Affairs
1540 Broadway
New York, New York  10036-4098

    Re:  VIDEO DISTRIBUTION AGREEMENT - DEAL MEMO

Dear Neal:

Pursuant to our conversations, the following sets forth the basic terms of our agreement in connection with a video distribution agreement (the "Agreement") between Overseas Filmgroup, Inc.("OFG") and BMG Video ("BMG"):

A.  TERM:  The term of the Agreement shall be one year, commencing on January
1, 1996 and terminating on December 31, 1996 (the "Term"). With respect to each picture, the Term shall expire five (5) years from the applicable videogram release date. OFG and BMG shall have the option to extend the Term of this Agreement for one additional year by mutual consent (the "Extension").

B. TERRITORY/RIGHTS: BMG will be granted video distribution rights (the "Rights") to the Pictures (as defined in Paragraph C. below) throughout the United States and its respective territories, commonwealths and possessions, including Puerto Rico and the United States Virgin Islands (the "Territory"). Video distribution rights shall be defined as the sole and exclusive right to manufacture, advertise, promote, sell, lease and distribute on a sale or rental basis, all video product of the Pictures in all linear (non-interactive) formats intended for home use including, but not limited to, videocassettes, laser discs, CD-I, CD-ROM, Digital Video Disc and any other video format hereafter created.

C. PICTURES: The pictures which are part of the Agreement (the "Pictures") include the titles attached hereto on Exhibits A through L, as well as any picture delivered to OFG within the Term of the Agreement, excluding only those pictures which OFG determines to sell all rights in the Territory to one buyer (an "All Rights Sale Exception") and those pictures which are "Excluded Pictures" as defined below. With respect to each All Rights Sales Exception only, BMG shall have a right of first negotiation.

With respect to each Picture, OFG shall inform BMG of its release plans in the Territory, such release plans will generally fall into two categories. The first category shall be those Pictures

Neal Edelson, Esq.
March 6, 1996
Page 2

which are expected to be released theatrically as the first window of exploitation in the U.S., including any Picture released theatrically by OFG doing business as First Look Pictures (a "Theatrical Release Picture"). The second category shall be those Pictures which are not expected to be released theatrically in the U.S. as the first window of exploitation (a "Non-Theatrical Release Picture").

With respect to each Picture, OFG and BMG shall negotiate in good faith in order to reach an agreed level of ^ and based upon the ^ as described below, the ^ which OFG shall earn ^. In the event, OFG and BMG cannot agree on the ^ after good faith negotiation, OFG shall be entitled to remove such picture from the terms of this Agreement (an "Excluded Picture"). Notwithstanding the foregoing, OFG agrees that, with respect to any Excluded Picture, OFG will provide to BMG the significant financial terms of any bona fide third party offer which OFG intends to accept, if the terms of any such third party offer (the "Qualifying Third Party Offer") includes a ^ of gross receipts to OFG which is not at least ^ more than the Guarantee (as defined below). BMG will then have the right (the ^ ) to offer distribution of the Excluded Picture on ^ and ^ as the
Qualifying Third Party Offer.  The  ^   shall be exercised, if at all, by BMG
giving OFG notice within three business days of its receipt of a summary of the Qualifying Third Party Offer. In the event BMG exercises its ^, OFG shall be obligated to accept the BMG offer made by way of the ^ . BMG and OFG warrant and agree to keep the terms of any Qualifying Third Party Offer and the ^ of this Agreement (as well as any other material business provision of this Agreement) completely and highly confidential. Additionally, with respect to any Excluded Picture, in the event BMG has last provided estimates of unit sales, costs, expenses and ^ more than ^ prior to OFG's receipt of any third party offer OFG intends to accept, OFG agrees that BMG will be afforded a reasonable time period to provide updated ^ and ^ prior to OFG's accepting any third party offer.

Further, with respect to each of the Theatrically Released Pictures and the Non-Theatrically Released Pictures OFG and BMG agree as follows:

         (1) THEATRICAL RELEASE PICTURE(S) With respect to each Theatrical Release Picture:

              a)   Fee: BMG shall be entitled to a distribution fee of   ^  of
                   all gross receipts generated from exploitation of the Rights until such time as the share of such gross receipts payable to OFG is equal to ^ of the ^ . Thereafter, BMG shall be entitled to a distribution fee of ^ of all gross receipts ^ to the ^ of gross receipts payable only from gross receipts in ^ of ^ of the ^ and only until such time as gross receipts ^ to OFG is ^ to ^ of the ^. Thereafter, BMG
                   shall be entitled to a distribution fee of   ^  of all gross
                   receipts

Neal Edelson, Esq.
August 4, 1997
Page 3

                   generated from exploitation of the Rights in ^ of those needed to pay OFG ^ of the ^ .

              b) Guarantee: BMG guarantees the ^ from the exploitation of the Rights shall not be ^ than ^ of ^ of the ^ . Notwithstanding the foregoing, the ^ for the Theatrical Release Pictures named in Exhibits A through D (the "Initial Theatrical Release Picture(s)") shall be as provided in each of Exhibits A through D.

              c) P & A Commitment: With respect to each Theatrical Release Picture, OFG and BMG shall negotiate in good faith to arrive at an agreed minimum theatrical print and advertising commitment to be made by OFG (the "Minimum P & A Commitment"). OFG shall determine the Minimum P & A Commitment prior to BMG providing its final estimates of units sales, costs, expenses and the Theatrical Release Picture Guarantee with respect to a particular Theatrical Release Picture. With respect to the Initial Theatrical Release Picture(s), the Minimum P & A Commitment is provided on Exhibits A through D.

         (2) NON-THEATRICAL RELEASE PICTURE(S): With respect to each Non-Theatrical Release Picture:

              a) Fee: BMG shall be entitled to a distribution fee of ^ of all gross receipts generated from exploitation of the Rights until such time as the share of such gross receipts ^ to OFG is ^ to ^ of the ^ . Thereafter, BMG shall be entitled to a distribution fee of ^ of all gross receipts in ^ of ^ of the ^ . At such time as the share of gross receipts ^ to OFG equals ^ of the ^ , BMG shall be entitled to a distribution fee of all gross receipts ^ to the ^ of
                   gross receipts but payable only from gross receipts in   ^
                   of  ^ of the ^ .

              b) Guarantee: BMG shall guarantee OFG's share of gross receipts from the exploitation of the Rights shall ^ be ^ than ^ . Notwithstanding the foregoing, the ^ for the ^ named in Exhibits E through L shall be as provided in each of Exhibit E through L.

Each of the ^ and the ^ shall sometimes be referred to as a Guarantee and each Guarantee shall be paid ^ days following the video release of the respective Picture. With respect to the ^

Neal Edelson, Esq.
August 4, 1997
Page 4

and the ^ , OFG and BMG acknowledge and confirm their agreement on estimated ^ , the ^ or ^ and, if applicable, the Minimum P & A Commitment.

D. BMG shall pay OFG an ^ of ^ which shall be payable (i) ^ upon signature by OFG of this Agreement and delivery to BMG of a finished and edited D-2 Master of at least ^ Pictures; and (ii) ^ upon signature by OFG of a ^ and delivery of certain ^ to be specified within the ^ . The ^ shall be ^ by BMG both (i) by applying any ^ of actual receipts payable to OFG based on the distribution of a particular Picture and the ^ paid, which ^ , if any, shall be ^ upon the ^ accounting period with respect to each Picture, and (ii) against any amounts payable to OFG with respect to any Picture in ^ of any ^ paid. Should, at the end of the Term, any portion of the ^ be ^ as provided above ^ such ^ shall be available to be ^ to Pictures becoming a part of this Agreement during the Extension, if any.

    BMG shall pay OFG an additional ^, less any ^, if any, ^ on December 31, 1996, (OFG hereby acknowledges that BMG will not be in breach so long as actual payment of the ^ is received by ^ ) should both OFG and BMG ^ to the ^ of the ^ of this Agreement for an additional one year period, which ^ shall be ^ against Pictures becoming a part of the Agreement (which OFG warrants shall be ^ than ^ additional Pictures) during the Extension and which ^ shall be ^ in the same manner and on the same basis as the ^ but against such future pictures only.

E. EXPLOITATION DECISIONS: OFG shall name a person (the "Point Person") who will be the primary contact with respect to exploitation decisions with respect to the Pictures. This Point Person may be changed by OFG at its sole election and at such times as OFG shall determine. Initially, MJ Peckos shall be such Point Person. Where OFG is provided certain consultation rights under this paragraph, the Point Person will be the primary party to which BMG shall provide such rights.

    With respect to each Picture, OFG is hereby given the right to seriously and meaningfully consult (the "Consultation Right") with respect to all areas of the marketing and distribution of the Pictures as provided under this Agreement. Such Consultation Right will apply to projected unit sales, selling price per unit, budgeted levels of marketing, selling and manufacturing costs, video release dates, marketing plans (including selection of third party creative designers, the purchase of video distributor and trade advertising, the creation of key art and "box" art to be used, any sales incentive plans to be used, any marketing development funds ("MDF's"), so called "spiffs", packaging of units, the

Neal Edelson, Esq.
August 4, 1997
Page 5

    design and implementation of promotional campaigns) and all other material marketing and sales decisions. BMG agrees to provide ongoing information, both written and oral, to OFG throughout all planning, marketing and distribution phases of each Picture and specifically to provide OFG with multiple designs of artwork intended for use as both key art and "box" art prior to BMG's final selection. In addition, OFG shall be given notice of and allowed, as appropriate, to participate in all meetings (both held internally and with outside vendors, if any) with respect to areas of planning, marketing and distribution of each Picture. Nothing contained in this paragraph is meant to provide an undue burden on BMG in providing OFG with this Consultation Right.

F. REPORTING: With respect to each Picture, beginning with the fiscal quarter (based upon BMG's fiscal year end) of the videogram release date of such Picture, BMG shall issue to OFG a true and correct statement of accounting within 60 days following each fiscal quarter for the first two years following the video release of such Picture. Thereafter, BMG shall account to OFG on a semiannual basis. Such accountings shall include units sold, price per unit, gross receipts, sales, marketing and manufacturing costs, a reserve for returns, and OFG's share of gross receipts. The report shall also reflect the ^ paid and any application of the ^ or the ^ . Payment of any amounts owing to OFG shall be made and included with each accounting. At OFG's request, BMG will provide supporting information and documentation (including third party invoices) with respect to any area outlined above.

The foregoing is meant only to summarize the principle business points between OFG and BMG. OFG and BMG intend to enter into a long form agreement in a reasonable time period following the execution of this Agreement which long form agreement shall set forth the remaining terms of this agreement and which long form agreement will be subject to good faith negotiations between OFG and BMG, however, until such time as the long form agreement is executed this Agreement shall be binding upon both parties.

                             Very truly yours,

                             /s/ William F. Lischak

                             William Lischak
                             COO/CFO
                             Overseas Filmgroup, Inc.

Neal Edelson, Esq.
August 4, 1997
Page 6

Agreed to this 20th day of March, 1996

BMG VIDEO

By: /s/ Joe Schultz
Its: General Manager

Neal Edelson, Esq.
August 4, 1997
Page 7

EXHIBIT "A"



TITLE:                  "ANTONIA'S LINE"

CATEGORY:               Theatrical Release Picture

ESTIMATED UNITS:        ^

ESTIMATED OFG GROSS RECEIPTS:     ^


GUARANTEE:         ^

MINIMUM P & A COMMITMENT:    ^

Neal Edelson, Esq.
August 4, 1997
Page 8

                                     EXHIBIT "B"



TITLE:                  "INFINITY"

CATEGORY:               Theatrical Release Picture

ESTIMATED UNITS:        ^

ESTIMATED OFG GROSS RECEIPTS:     ^

GUARANTEE:         ^

MINIMUM P & A COMMITMENT:    ^

Neal Edelson, Esq.
August 4, 1997
Page 9

                                     EXHIBIT "C"


TITLE:                  "THIS IS THE SEA"

CATEGORY:               Theatrical Release Picture

ESTIMATED UNITS:        ^

ESTIMATED OFG GROSS RECEIPTS:     ^

GUARANTEE:         ^

MINIMUM P & A COMMITMENT:    ^

Neal Edelson, Esq.
August 4, 1997
Page 10

                                     EXHIBIT "D"



TITLE:                  "BODY OF A WOMAN"

CATEGORY:               Theatrical Release Picture

ESTIMATED UNITS:        ^

ESTIMATED OFG GROSS RECEIPTS:     ^

GUARANTEE:         ^

MINIMUM P & A COMMITMENT:    ^

Neal Edelson, Esq.
August 4, 1997
Page 11

                                     EXHIBIT "E"



TITLE:                  "MANHATTAN MERINGUE"

CATEGORY:               Non-Theatrical Release Picture

ESTIMATED UNITS:        ^

ESTIMATED OFG GROSS RECEIPTS:     ^

GUARANTEE:         ^

Neal Edelson, Esq.
August 4, 1997
Page 12

                                     EXHIBIT "F"



TITLE:                  "FIST OF THE NORTH STAR"

CATEGORY:               Non-Theatrical Release Picture

ESTIMATED UNITS:        ^

ESTIMATED OFG GROSS RECEIPTS:     ^

GUARANTEE:         ^

Neal Edelson, Esq.
August 4, 1997
Page 13

                                     EXHIBIT "G"



TITLE:                  "ONE GOOD TURN"

CATEGORY:               Non-Theatrical Release Picture

ESTIMATED UNITS:        ^

ESTIMATED OFG GROSS RECEIPTS:     ^


GUARANTEE:         ^

Neal Edelson, Esq.
August 4, 1997
Page 14

                                     EXHIBIT "H"



TITLE:                  "MAD DOGS AND ENGLISHMEN"

CATEGORY:               Non-Theatrical Release Picture

ESTIMATED UNITS:   ^


ESTIMATED OFG GROSS RECEIPTS:     ^

GUARANTEE:         ^

Neal Edelson, Esq.
August 4, 1997
Page 15

                                     EXHIBIT "I"



TITLE:                  "DOWNHILL WILLIE"

CATEGORY:               Non-Theatrical Release Picture

ESTIMATED UNITS:        ^

ESTIMATED OFG GROSS RECEIPTS:     ^


GUARANTEE:         ^

Neal Edelson, Esq.
August 4, 1997
Page 16

                                     EXHIBIT "J"



TITLE:                  "BOSTON KICKOUT"

CATEGORY:               Non-Theatrical Release Picture

ESTIMATED UNITS:        ^

ESTIMATED OFG GROSS RECEIPTS:     ^

GUARANTEE:         ^

Neal Edelson, Esq.
August 4, 1997
Page 17

                                     EXHIBIT "K"



TITLE:                  "BACK TO BACK"

CATEGORY:               Non-Theatrical Release Picture

ESTIMATED UNITS:        ^


ESTIMATED OFG GROSS RECEIPTS:     ^

GUARANTEE:         ^

Neal Edelson, Esq.
August 4, 1997
Page 18

                                     EXHIBIT "L"



TITLE:                  "SHORTCUT TO PARADISE"

CATEGORY:               Non-Theatrical Release Picture


ESTIMATED UNITS:        ^


ESTIMATED OFG GROSS RECEIPTS:     ^


GUARANTEE:         ^